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                       SUBORDINATION AND PLEDGE AGREEMENT

                                                                 October 5, 2000

Whereas, VERMONT PURE HOLDINGS, LTD., (f/k/a VP Merger Parent, Inc.), a Delaware corporation formerly named "VP Merger Parent, INC.", and whose principal executive office is located at Catamount Industrial Park, Route 66, Randolph, Vermont 05060 ("HOLDINGS"), CRYSTAL ROCK SPRING WATER COMPANY, a Connecticut corporation with an office at 1050 Buckingham Street, Watertown, Connecticut 06795 ("CRYSTAL ROCK"), PLATINUM ACQUISITION CORP., (f/k/a Vermont Pure Holdings, Ltd.), a Delaware corporation with an office at Catamount INDUSTRIAL PARK, ROUTE 66, RANDOLPH, VERMONT 05060 ("PLATINUM") and VERMONT PURE SPRINGS, INC., a Delaware corporation with an office AT CATAMOUNT INDUSTRIAL PARK, ROUTE 66, RANDOLPH, VERMONT 05060 ("VPS", and collectively with Holdings, Crystal Rock and Platinum, the "OBLIGORS ") are now indebted to PETER K. BAKER (the "SUBORDINATE LENDER") and may from time to time hereafter become indebted to the Subordinate Lender in further amounts; and

WHEREAS, Ross S. Rapaport, not individually but as Trustee of the Peter K. Baker Life Insurance Trust, The John B. Baker Insurance TRUST AND U/T/A DATED DECEMBER 16, 1991 F/B/O JOAN BAKER ET. AL. IS ACTING AS AGENT (THE "AGENT") for Subordinate Lender pursuant to certain of the Subordinated Loan Documents; and

WHEREAS, the Obligors have requested, and may from time to time hereafter request, WEBSTER BANK (the "BANK") to make or agree to make loans, extensions of credit or other financial accommodations to the Obligors (the "LOANS"); and

WHEREAS, the Bank, as a condition to the making or continuation of the Loans, has required the Subordinate Lender to execute and deliver this Subordination and Pledge Agreement (together with all schedules and any exhibits attached hereto and amendments or MOdifications hereto in effect from time to time, the "AGREEMENT").

NOW, THEREFORE, in order to induce the Bank to make, or continue to make the Loans and in consideration thereof, the Subordinate Lender agrees as follows:

A.  DEFINITIONS.    As used herein, the following terms shall have the following meanings:

1. AFFILIATE. The term "AFFILIATE" means Webster Financial Corporation and any of its direct and indirect affiliates and subsidiaries.

2. BANK COLLATERAL. The term "BANK COLLATERAL" means the personal property of the Obligors described in SCHEDULE A and any other real or personal

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     property  of any of the  Obligors  in which  the Bank or an  Affiliate  may hereafter be granted a security interest, mortgage interest or other similar interest.

3. COLLECTION ACTION. The term "COLLECTION ACTION" means to (i) exercise or enforce any rights or remedies or assert any claims against the Bank Collateral or Subordinated Lenders' Collateral; (ii) make any claim or commence or initiate any action, lawsuit, case or proceeding against any of the Obligors or join together or with any creditor other than, with its consent, the Bank in any action, lawsuit, case or proceeding against the Obligors (including, but not being limited to, proceedings under the Bankruptcy Code); (iii) contact any account of any of the Obligors or attach or take possession of any Bank Collateral or Subordinated Lenders' Collateral or exercise any right of foreclosure or any right or remedy with respect to any of the Obligors or the Bank Collateral or Subordinated Lenders' Collateral; or (iv) take any other action prejudicial to or inconsistent with the Bank's rights and first priority secured position with respect to the Obligors or the Bank Collateral, including, without limitation, that any action that will impede, interfere with, restrict, or restrain the exercise by the Bank of its rights and remedies under the Loan Documents or contest in any manner the perfection, priority or validity of any lien held by the Bank in any of the Bank Collateral.

4. EVENT OF DEFAULT. THE TERM "EVENT OF DEFAULT" shall mean an Event of Default under the Loan Agreement beyond any applicable grace and cure period.

5. FINANCIAL COVENANT DEFAULT. The term "FINANCIAL COVENANT DEFAULT" shall mean an Event of Default which results solely from the violation of any now existing or hereafter arising financial covenant contained in the Loan Agreement, including, by way of illustration, those specific financial covenants set forth in Sections 6.16, 6.17, 6.18, 6.19, and 6.20 of the Loan Agreement and any supplement, addition, modification or amendment to those specific financial covenants.

6. LIABILITIES. The term "LIABILITIES" means any and all obligations and indebtedness of every kind and description, now or hereafter existing, whether such debts or obligations are primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, contractual or tortious, arising by operation of law, by overdraft, or otherwise, including, without limitation, principal, interest, fees, late fees, expenses, attorneys' fees and costs, and/or allocated fees and costs of the Bank's in-house legal counsel, that have been or may hereafter be contracted or incurred.

7. LOAN AGREEMENT. The term "LOAN AGREEMENT" means that certain Loan and Security Agreement among the Obligors and Bank dated the date hereof, and any subsequent supplement, modification, renewal, extension or amendment thereto.

8. LOAN DOCUMENTS. The term "LOAN DOCUMENTS" means the Loan Agreement and all other credit accommodations, notes, loan agreements, and any other agreements and documents, now or hereafter existing, creating, evidencing, guarantying, securing or relating to any or all of the Senior Liabilities, together with all amendments, modifications, renewals, or extensions thereof.

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9.   NON-COVENANT  DEFAULT.  The term  "NON-COVENANT  DEFAULT" means an Event of
     Default other than a Financial Covenant Default.

10. OBLIGOR. The term "OBLIGOR" means the Holdings, Crystal Rock, Platinum, VPS and each and every other maker, endorser, guarantor, or surety of or for the Senior Liabilities.

11. SENIOR LIABILITIES. The term"SENIOR LIABILITIES" means all Liabilities of the Obligors to the Bank and/or to any of the Affiliates including, without limitation, any and all interest accruing on Senior Liabilities after the commencement of any proceedings referred to in paragraph B.5. hereof, notwithstanding any provision or rule of law which might restrict the rights of the Bank, as against the Obligors and/or anyone else, to collect such interest. For purposes of this Agreement, Senior Liabilities shall include all Liabilities of the Obligors to the Bank, notwithstanding any right or power of any of the Obligors and/or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such Senior Liabilities.

12.  SUBORDINATED   LENDERS'   COLLATERAL.   The  term  "SUBORDINATED   LENDERS"
     COLLATERAL" means the personal property of the Obligors more fully described in schedule B attached hereto.

13. SUBORDINATED LIABILITIES. The term "SUBORDINATED LIABILITIES" means all Liabilities of the Obligors to the Subordinate Lender, including, without limitation, all payments of principal and interest pursuant to that Subordinated Promissory Note dated the date of this Agreement from Holdings payable to the order of the Subordinated Lender in the original principal amount of $5,200,000.00 (the "SUBORDINATED NOTE") and that Guaranty dated the date of this Agreement from Platinum and VPS to Subordinate Lender Guarantying Payments due under the Subordinated Note (the "SUBORDINATE GUARANTY") but specifically excluding therefrom compensation from the Obligors to the Subordinate Lender presently contemplated pursuant to the existing employment agreement between any of the Obligors and the Subordinate Lender, as the compensation clauses thereof may be amended from time to time with the consent of the Bank, the normal reimbursement of expenses in the ordinary course of business and indemnification of claims arising solely from the Subordinate Lender's actions as an officer or director of any of the Obligors.

14. SUBORDINATED LOAN DOCUMENTS. The term "SUBORDINATED LOAN DOCUMENTS" means all credit accommodations, notes, loan agreements and any other agreements and documents, now or hereafter existing, creating, evidencing, guarantying,  securing  or  relating  to any  or  all  of the  Subordinated
     Liabilities, together with all amendments, modifications, renewals or extensions thereof.

B.  SUBORDINATION AND PLEDGE.

1.   SUBORDINATION TO SENIOR LIABILITIES.

(a) Except as hereinafter expressly set forth in this Agreement or as the Bank may hereafter otherwise expressly consent in writing, the payment of all Subordinated Liabilities shall be

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               postponed and subordinated to the indefeasible payment in full of all Senior Liabilities, and no payments or other distributions whatsoever, including, without limitation, payments of interest in respect of any Subordinated Liabilities shall be made, nor shall any property or assets of the Borrower or other Obligor be applied to the purchase or other acquisition or retirement of any Subordinated Liabilities, nor given as collateral security to secure repayment of same.

(B) Notwithstanding the provisions in paragraph B.1(A) above, and subject to the other terms of this Agreement, the Subordinate Lender may be granted a security interest in the Subordinated Lenders' Collateral to secure the payments of principal and interest and other amounts due pursuant to the Subordinated Note.

(C) Notwithstanding the provisions of paragraph B.1(A) above, so long as no Event of Default exists and is continuing, and so long as no event exists and is continuing which, with the giving of notice or the passage of time or both, would constitute a Event of Default, the Obligors may make the following payments (including partial payments thereof), but only to the extent that the making of such payments would not result in a Financial Covenant Default: (i) regularly scheduled quarterly payments of interest under the Subordinated Note, at a rate not in excess of twelve per cent (12%) per annum, and past due regularly scheduled quarterly payments of interest under the Subordinated Note which were not paid when scheduled to be paid because of the terms of this Agreement, including interest at a rate not in excess of twelve per cent (12%) per annum on such past due amounts; and
               (ii) regularly scheduled principal payments, together with accrued but unpaid interest at a rate not in excess of twelve per cent (12%) per annum, in accordance with the terms of the Subordinated Note, commencing with the first regularly scheduled principal payment more than three years after the date of this Agreement and past due regularly scheduled principal payments under the Subordinated Note which were not paid when scheduled to be paid because of the terms of this Agreement, including interest at a rate not in excess of twelve per cent (12%) per annum on such past due amounts.

2. PLEDGE OF SUBORDINATED LOAN DOCUMENTS. In order to secure the due and punctual payment and performance of the Senior Liabilities, the Subordinate Lender hereby pledges, transfers, assigns, and grants to the Bank a continuing security interest in and lien upon the Subordinated Loan Documents. The Subordinate Lender has endorsed and delivered to the Bank physical possession of any of the Subordinated Loan Documents which are instruments, including the Subordinated Note and has executed Uniform Commercial Code financing statements and such other documents and/or instruments as may be necessary or convenient to perfect the security interests granted herein. Bank shall hold the Subordinated Note and any other Subordinated Loan Documents which are instruments delivered to the Bank as security for the due and punctual payment and performance of the Senior Liabilities and notwithstanding the possession of the Subordinated Note or such other Subordinated Loan Documents by the Bank, the Subordinate Lender shall be entitled to receive payments thereunder to the extent expressly permitted by the terms of this Agreement. Upon payment in full of the Senior Liabilities, the Bank will deliver to the Subordinate Lender in care of Peter K. Baker the Subordinated Note and any other Subordinated Loan Documents in its possession.

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3.        SUBORDINATION OF SECURITY  INTEREST OF SUBORDINATED  LIABILITIES.  Any
          security interest now or hereafter held by the Subordinate Lender and granted by any of the Obligors to secure any of the Subordinated Liabilities, including the security interest described in paragraph B.1(B), is hereby immediately made subordinate, junior and postponed in priority and effect to the priority and effect of the security interest purported to be created by any of the Loan Documents, as if (and whether or not) the Bank's security interest had been perfected by possession, by timely filing of financing statements, or by any other means prior to the time the security interest with respect to the Subordinated Liabilities is perfected, and prior to the filing of
          any  financing   statements  in  connection   with  the   Subordinated
          Liabilities. The Subordinate Lender agrees to execute and deliver to the Bank all instruments, including, without limitation, Forms UCC-3, subordinations of lien, and subordinations of mortgage which, in the reasonable opinion of the Bank, are necessary or convenient to effectuate the purposes of this paragraph and this Agreement.

4. FURTHER ASSURANCES OF PLEDGE OF SUBORDINATED LIABILITIES. The Subordinate Lender will (i) promptly notify the Bank of the creation of any Subordinated Liabilities and of the issuance of any promissory note or other instrument to evidence any Subordinated Liabilities;
          (ii) cause any Subordinated Liabilities which are not already evidenced by a promissory note or other instrument of the Obligors to be so evidenced; (iii) as collateral security for the Senior Liabilities, endorse, deliver and pledge to the Bank any and all promissory notes and/or other instruments evidencing Subordinated Liabilities, and otherwise assign and/or pledge to the Bank any or all Subordinated Liabilities and the Subordinated Loan Documents, all in a manner satisfactory to the Bank in its sole discretion, and (iv) promptly give the Bank written notice of any default by any Obligor under the Subordinated Note or any agreement securing Obligors' obligations under any of the other Subordinated Loan Documents.

          FURTHER ASSURANCES OF BANK. Bank will endeavor to deliver to the Subordinate Lender in care of Peter K. Baker prompt notice of any Event of Default or Financial Covenant Default under the Loan Agreement or any of the other Loan Documents of which the Bank becomes aware but the failure of the Bank to promptly deliver any such notice will not affect any of the rights or obligations of the parties under this Agreement.

    5. RIGHTS OF BANK TO COLLECT SUBORDINATED LIABILITIES. In the event of, and commencing with the date thereof, any dissolution, winding up, liquidation, reorganization or other similar proceedings relating to any Obligor or to any of their creditors, or to any of their property (whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of any Obligor, or any sale of all or substantially all of the assets of any Obligor, or otherwise), the Senior Liabilities shall first be paid in full before the Subordinate Lender shall be entitled to receive and/or to retain any payment or distribution in respect of the Subordinated Liabilities; provided that the Subordinate Lender shall be entitled to receive and retain any securities issued in connection with reorganization proceedings which are junior in right of repayment to the Senior Liabilities to the extent set forth herein, are treated as Subordinated Liabilities hereunder and are subject to all the provisions of this Agreement, and, in order to implement the

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          foregoing (i) all payments and  distributions of any kind or character in respect of the Subordinated Liabilities to which any of the Subordinate Lender would be entitled but for the provisions of this Agreement (other than such junior securities) will be made directly to the Bank; (ii) the Subordinate Lender shall promptly file a claim or claims, in the form required in such proceedings, for the full outstanding amount of the Subordinated Liabilities, and shall cause said claim or claims to be approved and all payments and other distributions in respect thereof (other than such junior securities) to be made directly to the Bank; (iii) the Subordinate Lender hereby irrevocably agrees that the Bank may, in its sole discretion, in the name of the Subordinate Lender or otherwise, demand, sue for, collect, receive, and receipt for any and all such payments or distributions, and file, prove, and vote or consent in any such proceedings with respect to, any and all claims of the Subordinate Lender relating to the Subordinated Liabilities; and (iv) the Subordinate Lender hereby ratifies all of the foregoing acts or omissions on the Bank's part or
          behalf  and  waives  any  claim,   counterclaim   or  defense  of  the
          Subordinate Lender which may be alleged to arise from such acts or omissions.

    6. PROTECTION OF BANK'S RIGHTS IN SUBORDINATED LIABILITIES. In the event that the Subordinate Lender receives any payment or other distribution of any kind or character from any Obligor or any other source whatsoever in respect of any of the Subordinated Liabilities, other than as expressly permitted by the terms of this Agreement, such payment or other distribution shall be received in trust for the Bank and promptly turned over by the Subordinate Lender to the Bank. The Subordinate Lender will mark its books and records, and cause the Obligors to mark their books and records, so as to clearly indicate that the Subordinated Liabilities are subordinated in accordance with the terms of this Agreement, and will cause to be clearly inserted in any promissory note or other instrument which at any time evidences any of the Subordinated Liabilities a statement to the effect that the payment thereof is subordinated in accordance with the terms of this Agreement. The Subordinate Lender will execute such further documents and instruments and take such further action as the Bank may from time to time reasonably request to carry out the intent of this Agreement. The Subordinate Lender hereby irrevocably appoints the Bank its attorney in fact, said appointment being coupled with an interest, to execute such further documents and instruments and take such further action on behalf of the Subordinate Lender as the Bank may from time to time deem reasonable to carry out the intent of this agreement, including, without limitation, the actions set forth in paragraph B.4. hereof.

    7.

          TREATMENT OF PAYMENT OF SUBORDINATED LIABILITIES. All payments and distributions received by the Bank in respect of the Subordinated Liabilities, to the extent received in or converted into cash, may be applied by the Bank first to the payment of any and all expenses (including attorneys' fees and disbursements and the allocated fees, expenses and cost of in-house counsel) paid or incurred by the Bank in enforcing this Agreement or in endeavoring to collect or realize upon any of the Subordinated Liabilities, and any balance thereof shall, solely as between the Subordinate Lender and the Bank, be applied by the Bank, in such order of application as the Bank may from time to time select, toward the payment of any of the Senior Liabilities remaining unpaid. As between the Obligors and any of their creditors, no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Senior Liabilities; and, notwithstanding any such payments or distributions received by the Bank in respect of the Subordinated Liabilities and so

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          applied by the Bank toward the payment of the Senior Liabilities,  the
          Subordinate Lender shall be subrogated to the then existing rights of the Bank, if any, in respect of the Senior Liabilities, only at such time as the Bank shall have received indefeasible payment of the full amount of the Senior Liabilities.

    8. WAIVERS. The Subordinate Lender hereby waives (i) any and all notice of the receipt and acceptance by the Bank of this Agreement; (ii) except as set forth in paragraph B.4, notice of the existence, incurrence, or non-payment of all or any of the Senior Liabilities;
          (iii) all diligence in collection or protection of or realization upon any of the Senior Liabilities or any security therefor; and (iv) any obligation with respect to the marshalling of assets by the Bank.

9.        PROHIBITION ON CHANGES IN SUBORDINATED LIABILITIES.

         (a) EXCEPT AS HEREIN SET FORTH IN PARAGRAPH B.9(B), the Subordinate Lender will not without the prior written consent of the Bank (i) cancel, waive, forgive, amend, modify, transfer or assign, or attempt to enforce or collect, or subordinate to any Liabilities other than the Senior Liabilities, any Subordinated Liabilities or any rights in respect thereof; (ii) convert any Subordinated Liabilities into stock or other securities in any of the Obligors; (iii) take any Collection Action; (iv) commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to any of the Obligors, or (v) take any other action prejudicial to or inconsistent with the Bank's rights and first priority secured position with respect to the Obligors, the Bank Collateral and collateral for the Senior Liabilities.

         (b) Notwithstanding the provisions of paragraph B.9(A), if any default has occurred under any of the Subordinated Loan Documents and such default has continued in existence for a period of one hundred eighty (180) consecutive days after the Subordinated Lenders have provided written notice of the existence of such default to the bank (the "STANDSTILL PERIOD"), the Subordinated Lender may proceed to take legal action against the Obligors for the sole purpose of obtaining a judgment against the Obligors; provided, however, at no time either before or after the expiration of the Standstill Period, may any Subordinated Lender take any action or Collection Action to enforce a security interest in, liquidate or otherwise receive payment from any collateral for the Senior Liabilities, including the Bank Collateral or Subordinated Lenders' Collateral, unless and until the Bank has been indefeasibly paid in full for all Senior Liabilities.

10. CONTINUING AGREEMENT. This Agreement shall in all respects be a continuing agreement and shall remain in full force and effect notwithstanding, without limitation, the death, incompetency or dissolution of the Subordinate Lender or that at any time or from time to time all Senior Liabilities may have been paid in full if any of the Loan Documents have not been terminated.

11. PERMITTED CHANGES IN SENIOR LIABILITIES. The Bank may, from time to time, whether before or after any discontinuance of this Agreement, at its sole discretion and without notice to the Subordinate Lender, take any or all of the following actions: (i) retain or obtain a security

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          interest in any property to secure any of the Senior Liabilities; (ii)
          retain or obtain the  primary  or  secondary  obligation  of any other
          Obligor or  Obligors  with  respect to any of the Senior  Liabilities;
          (iii) extend, renew (whether or not longer than the original period), alter or exchange any of the Senior Liabilities; (iv) release or compromise any obligation of any nature of any Obligor with respect to any of the Senior Liabilities; and, (v) release its security interest or lien in, allows its security interest or lien to be unperfected, surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Senior Liabilities, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any Obligor with respect to any such property.

12. DISPOSITION OF ASSETS. The Subordinate Lender agree that any disposition by the Bank of any collateral for the Senior Liabilities, whether by collection, sale, or other manner of liquidation, after an Event of Default under the Loan Documents, if conducted in a commercially reasonable manner, may not be challenged or contested by the Subordinate Lender on the grounds of commercial unreasonableness. The Subordinate Lender agrees that the Bank may use such means of collection and exercise such diligence with respect thereto as the Bank, in its sole discretion, deems appropriate under the circumstances and may enter into such compromise with and give such releases and acquittances to account debtors or other obligors of the Obligors' receivables as it determines in its sole discretion, without obtaining the agreement or concurrence of or giving notice to the Subordinate Lender and the Subordinate Lender hereby waive all right to require that its agreement or consent be obtained or that it be given notice. The Subordinate Lender further agrees that it will release its security interest on any collateral (including the Subordinated Lenders' Collateral) for the Senior Liabilities upon the sale or other disposition thereof at the request of the Bank, whether or not any proceeds therefrom will pay any of the Subordinated Liabilities.

C. REPRESENTATIONS AND WARRANTIES. The Subordinate Lender hereby represents and warrants that (i) the Subordinate Lender has the necessary power and capacity to make and perform this Agreement and such making and performance have been duly authorized by all necessary actions on the part of the Subordinate Lender; (ii) the making and performance by the Subordinate Lender of this Agreement does not and will not violate any provision of law or regulation or result in the breach of, or constitute a default or require any consent under, any indenture or other agreement or instrument to which it is a party or by which any of its properties may be bound; and
     (iii) this Agreement is the legal, valid and binding obligation of the Subordinate Lender, enforceable against the Subordinate Lender in accordance with its terms.

D. REMEDIES. Upon the occurrence of any Event of Default, or upon the breach of any representation, covenant or agreement in this Agreement by any Obligor or the Subordinate Lender, or in the event of the termination of this Agreement, all of the Senior Liabilities shall, without notice or demand, become immediately due and payable at the option of the Bank and the Bank may immediately, without further notice, resort to all of its rights and remedies herein, in any document (including the Loan Agreement and any of the Loan Documents) by and between the Bank and any Obligor, or in any in any instrument evidencing any obligation under any such document, at law or in equity. The Bank agrees that it shall proceed, to the extent commercially reasonable, against all the assets of the Obligors before liquidating the Subordinated Note.

E.   MISCELLANEOUS.

     1. REMEDIES CUMULATIVE; NO WAIVER. The rights, powers and remedies of the Bank provided in this Agreement and any of the Loan Documents are cumulative and not exclusive of any right, power or remedy provided by law or equity. No failure or delay on the part of the Bank in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

    2. NOTICES. Notices and communications under this Agreement shall be in writing and shall be given by (i) hand-delivery, (ii) first class mail (postage prepaid), or (iii) reliable overnight commercial courier (charges prepaid) to the addresses listed in this Agreement. Notice by overnight courier shall be deemed to have been given and received on the date scheduled for delivery. Notice by mail shall be deemed to have been given and received three (3) calendar days after the date first deposited in the United States Mail. Notice by hand-delivery shall be deemed to have been given and received upon delivery. A party may change its address by giving written notice to the other party as specified herein.

    3. COSTS AND EXPENSES. Whether or not the transactions contemplated by this Agreement or the Loan Documents are fully consummated, the Obligors shall promptly pay (or reimburse, as the Bank may elect) all costs and expenses which the Bank has incurred or may hereafter incur in connection with the negotiation, preparation, reproduction, interpretation, perfection, protection of collateral, administration and enforcement of this Agreement and the other Loan Documents, the collection of all amounts due under this Agreement and the other Loan Documents, and all amendments, modifications, consents or waivers, if any, to the Loan Documents. The Obligors' reimbursement obligations under this Paragraph shall survive any termination of this Agreement or any other Loan Document and are deemed part of the Senior Liabilities.

    4. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the substantive laws of the State of Connecticut without reference to conflict of laws principles.

    5. INTEGRATION; AMENDMENT. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.

    6. SUCCESSORS AND ASSIGNS. This Agreement (i) shall be binding upon the Subordinate Lender, the Obligors executing this Agreement and the Bank and, where applicable, their respective heirs, executors, administrators, successors and assigns, and (ii) shall inure to the benefit of the Subordinate Lender, the Obligors and the Bank and, where applicable, their respective heirs, executors, administrators, successors and permitted assigns; provided, however, that the

          Subordinate Lender and the Obligors may not assign their rights or obligations hereunder or any interest herein without the prior written consent of the Bank, and any such assignment or attempted assignment by the Subordinate Lender and/or any of the Obligors shall be void and of no effect with respect to the Bank. The Bank may from time to time sell or assign, in whole or in part, or grant participations in the Loans and/or the Agreement and/or the obligations evidenced thereby. The Subordinate Lender authorizes the Bank to provide information concerning the Subordinate Lender and the Obligors to any prospective purchaser, assignee or participant.

    7. SEVERABILITY AND CONSISTENCY. The illegality, unenforceability or inconsistency of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or any instrument or agreement required hereunder. The Loan Documents and this Agreement are intended to be consistent. However, in the event of any inconsistencies between and/or among this Agreement and any of the Loan Documents, such inconsistency shall not affect the validity or enforceability of this Agreement or any of the Loan Documents. In the event of any inconsistency or ambiguity in this Agreement or any of the Loan Documents, this Agreement and the Loan Documents shall not be construed against any one party but shall be interpreted consistent with the Bank's policies and procedures.

    8. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. The Subordinate Lender irrevocably appoints Rapaport & Ellenthal, P.C., 750 Summer Street, Stamford, CT 06901 as its attorneys upon whom may be served any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Agreement. If service of process cannot be delivered to the Subordinate Lender as specified by statute, the Subordinate Lender agrees that, with court approval, it may be served by regular or certified mail at the address set forth herein. The
        Subordinate Lender hereby consents and agrees that (i) any action or proceeding against it may be commenced and maintained in any court within the State of Connecticut or in the United States District Court for the District of Connecticut by service of process on Rapaport & Ellenthal and (ii) the courts of the State of Connecticut and the United States District Court for the District of Connecticut shall have jurisdiction with respect to the subject matter hereof and the person of the Subordinate Lender and the Subordinated Liabilities. The Subordinate Lender agrees that any action brought by the Subordinate Lender on account of this Agreement shall be commenced and maintained only in a court in the federal judicial district or county in which the Bank has its principal place of business in Connecticut.

9.       PREJUDGMENT REMEDIES.

        The Subordinate Lender hereby acknowledges that the transactions contemplated herein constitute commercial transactions. Pursuant to
        Section 52-278f of the Connecticut General Statutes, the Subordinate Lender hereby waives and relinquishes all rights to notice and hearing as provided in Sections 52-278a through 52-278g of said Connecticut General Statutes prior to the securing of any prejudgment remedy against the Subordinate Lender in connection with the Liabilities or any of the instruments or documents executed in connection herewith.

10.      PROVISIONS SOLELY FOR THE BENEFIT OF THE BANK.

        The provisions of this Agreement are solely to define the relative rights and obligations of the Bank and the Subordinate Lender, and no other person or entity, including, without limitation, any of the Obligors, shall have any rights hereunder or as a result of the provisions hereof.

11.       AGENT FOR SUBORDINATE LENDER.

         The Agent hereby agrees to be bound by the terms and provisions of this Agreement and agrees not to make any payment or distribution or to otherwise take any action which is contrary to the provisions of this Agreement.

12.      JUDICIAL PROCEEDINGS; WAIVERS.

        THE SUBORDINATE LENDER AND THE BANK ACKNOWLEDGE AND AGREE THAT (i) ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT OR INSTITUTED BY THE BANK, THE SUBORDINATE LENDER OR ANY SUCCESSOR OR ASSIGN OF THE BANK OR THE SUBORDINATE LENDER, ON OR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO, OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY AND EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY; (ii) EACH WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; AND (iii) THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND THE BANK WOULD NOT EXTEND CREDIT IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS AGREEMENT.

    IN WITNESS WHEREOF, the Subordinate Lender has executed and delivered to the Bank this Agreement, as of the day and year first above written.

WITNESSED BY:


-------------------------------------     --------------------------------------
                                          Name:    Peter K. Baker
                                          Address: 1050 Buckingham Street
                                                   Watertown, CT 06795
-------------------------------------


-------------------------------------      -------------------------------------
                                          Ross S. Rapaport, not individually but
                                          as Trustee  of the  Peter K. BakerLife
                                          Insurance  Trust,    The John B.Baker
                                          Insurance Trust and  u/t/a  dated
-------------------------------------     December 16,1991 f/b/o Joan Baker
                                          et. al., as Agent
                                          Address: 1050 Buckingham Street
                                                   Watertown, CT 06795


                                          WEBSTER BANK

------------------------------------      By:-----------------------------------
                                             Robert E. Teittinen
                                             Its Vice President
-----------------------------------          Address: 174 Bank Street
                                             Waterbury, CT 06702




STATE OF CONNECTICUT       )
                           ) ss: Hartford                        October _, 2000
COUNTY OF HARTFORD         )

Personally appeared Peter K. Baker, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed, before me.

                       Commissioner of the Superior Court

                                                     Notary Public
                                                     My Commission expires:

STATE OF CONNECTICUT       )
                           ) ss: Hartford                        October _, 2000
COUNTY OF HARTFORD         )

Personally appeared Ross S. Rapaport, not individually but as Trustee of the Peter K. Baker Life Insurance Trust, the John B. Baker Insurance Trust and U/T/A dated December 16, 1991 F/B/O Joan Baker et. al, as Agent, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed as Trustee and Agent, before me.

                       Commissioner of the Superior Court

                                                     Notary Public
                                                     My Commission expires:




STATE OF CONNECTICUT       )
                           ) ss: Hartford                        October _, 2000
COUNTY OF HARTFORD         )

Personally appeared Robert E. Teittinen, Vice President of Webster Bank, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed as such officer and the free act and deed of Webster Bank, before me.

                       Commissioner of the Superior Court

                                                     Notary Public
                                                     My Commission expires:

The Obligors signing below hereby acknowledge receipt of a copy of the foregoing Agreement, waive notice of acceptance thereof by the Bank, and agree to be bound by the terms and provisions thereof. The Obligors signing below further agree to make no payments or distributions, or grant any security interest, contrary to the terms and provisions of this Agreement and to do every other act and thing necessary or appropriate to carry out such terms and provisions. Upon the occurrence of any Event of Default, or upon the breach of any representation, covenant or agreement in this Agreement by any of the Obligors or the Subordinated Lender, or in the event of the termination of this Agreement, all of the Senior Liabilities shall, without notice or demand, become immediately due and payable at the option of the Bank and the Bank may immediately, without further notice, resort to all of its rights and remedies herein, in any document (including the Loan Agreement and any of the Loan Documents) by and between the Bank and any Obligor, or in any in any instrument evidencing any obligation under any such document, at law or in equity.

Dated: As of the 5th day of October, 2000

                                          VERMONT PURE HOLDINGS, LTD.
                                         (f/k/a VP Merger Parent, Inc.)


                                          By:-----------------------------------
                                             Name:     Timothy G. Fallon
                                             Title:    President
                                             Address:  Catamount Industrial Park
                                                       Route 66
                                                       Randolph, VT 05060


                                          CRYSTAL ROCK SPRING WATER COMPANY


                                          By:-----------------------------------
                                             Name:     John B. Baker
                                             Title:    President
                                             Address:  1050 Buckingham Street
                                                       Watertown, CT 06795

                                          PLATINUM ACQUISITION CORP.
                                          (f/k/a Vermont Pure Holdings, Ltd.)


                                          By:______________________
                                             Name:     Timothy G. Fallon
                                             Title:    President
                                             Address:  Catamount Industrial Park
                                                       Route 66
                                                       Randolph, VT 05060


                                          VERMONT PURE SPRINGS, INC.


                                          By:______________________
                                             Name:     Timothy G. Fallon
                                             Title:    President
                                             Address:  Catamount Industrial Park
                                                       Route 66
                                                       Randolph, VT 05060

                                   SCHEDULE A

                                 Bank Collateral

"Collateral" means Receivables, Inventory, Equipment, Patents, Trademarks, Investment Property, Additional Collateral, and the Premises.

"Additional Collateral" means (i) all General Intangibles (as such term is defined in the Uniform Commercial Code as in effect in Connecticut on the date of this Agreement) of every kind and description of the Obligors, including without limitation federal, state and local tax refund claims of all kinds, whether now existing or hereafter arising; (ii) all of Obligors' deposit accounts, whether now owned or hereafter created, wherever located; (iii) all monies, securities, instruments, cash and other property of Obligors and the proceeds thereof, now or hereafter held or received by, or in transit to, Lender from or for Obligors, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of Obligors' deposits (general or special, balances, sums, proceeds and credits of Obligors with Lender at any time existing); (iv) all interests in real property held or owned by Obligors, including all leasehold interests; (v) all rights under contracts and license agreements for water; (vi) all books, records, customer lists, ledger cards, computer programs, computer tapes, disks, printouts and records, and other property and general intangibles at any time evidencing or relating to any of the foregoing, whether now in existence or hereafter created; (vii) all other personal property and fixtures of the Obligors, whether now existing or hereafter arising or created; and all proceeds of the foregoing and all proceeds of any insurance on the foregoing.

"Equipment" means all Equipment, Farm Products and Fixtures (as such terms are defined in the Uniform Commercial Code as in effect in Connecticut on the date of this Agreement), including all machinery, equipment, furniture, fixtures, tools, parts, supplies and motor vehicles, now owned and hereafter acquired, by Debtor of whatsoever name, nature, kind or description, wherever located, and all additions and accessions thereto and replacements or substitutions therefor, and all proceeds thereof and all proceeds of any insurance thereon.

"Inventory" means all Inventory and Goods (as such terms are defined in the Uniform Commercial Code as in effect in Connecticut on the date of this Agreement) of whatsoever name, nature, kind or description now owned and hereafter acquired by Debtor, wherever located, including without limitation all contract rights with respect thereto and documents representing the same, all goods held for sale or lease or to be furnished under contracts of service, finished goods, raw materials, materials used or consumed by Debtor, parts, supplies, and all wrapping, packaging, advertising and shipping materials and any documents relating thereto, and all labels and other devices, names and marks affixed or to be affixed thereto for purposes of selling or of identifying the same or the seller or manufacturer thereof, and all right, title and interest of Debtor therein and thereto, and all proceeds of the foregoing and all proceeds of any insurance on the foregoing.

"Investment Property" means all investment property (as such term is defined in the Uniform Commercial Code as adopted in Connecticut on the date of this Agreement) of whatever type or nature now owned or hereafter acquired by the Debtor, including without limitation, all certificated securities, all uncertificated securities, all security entitlements, all security accounts, all commodity contracts, all commodity accounts and all financial assets of every type and nature and all rights thereto or therein, and all financial accounts of every type and nature and all rights thereto or therein, and all proceeds and products thereof, including without limitation, all insurance proceeds and fidelity bond proceeds related thereto.

"Patents" means all of Debtor's right, title and interest, present and future, in and to (a) all letters patent of the United States or any other country, all right, title and interest therein and thereto, and all registrations and recordings thereof, including without limitation applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States or any state thereof or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by Debtor; and (b) all reissues, continuations, continuations-in-part or extensions thereof and all licenses thereof; and all proceeds of the foregoing and all proceeds of any insurance on the foregoing.

"Premises" means the following real property owned by Debtor:

         Hedding Drive, Randolph, Vermont Chase Road, Randolph, Vermont Route 66 Factory, Randolph, Vermont North Randolph Road, Randolph, Vermont 20.0 acres, Route 66, Randolph, Vermont 5.0 acres, Route 66, Randolph, Vermont

"Receivables" means (i) all of Debtor's now owned and hereafter acquired, present and future, Accounts, Chattel Paper, Documents, Instruments, (as such terms are defined in the Uniform Commercial Code as in effect in Connecticut on the date of this Agreement) and contract rights, including without limitation all obligations to Debtor for the payment of money, whether arising out of Debtor's sale of goods or rendition of services or otherwise (all hereinafter called "Accounts") and all proceeds of the foregoing and all proceeds of any insurance on the foregoing; (ii) all of Debtor's rights, remedies, security and liens, in, to and in respect of the Accounts, present and future, including without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lien or secured party, guaranties or other contracts of suretyship with respect to the Accounts, deposits or other security for the obligation of any debtor or Debtor in any way obligated on or in connection with any Accounts, and credit and other insurance, and all proceeds of the foregoing and all proceeds of any insurance on the foregoing; and (iii) all of Debtor's right, title and interest, present and future, in, to and in respect of all goods relating to, or which by sale have resulted in, Accounts, including without limitation all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing any Accounts, and all returned, reclaimed or repossessed goods, and all proceeds of the foregoing and all proceeds of any insurance on the foregoing.

                                   SCHEDULE B

                         Subordinated Lender Collateral

         The following property, whether now existing or subsequently acquired, and all additions, substitutions, accessions, replacements, proceeds, and products thereof or thereto: all tangible and intangible assets and properties of each of Vermont Pure Holdings, Ltd., a Delaware corporation formerly named "VP Merger Parent, Inc.", Vermont Pure Springs, Inc., a Delaware corporation, Platinum Acquisition Corp., f/k/a Vermont Pure Holdings (each a "Company"), including without limitation all furniture, fixtures, equipment, raw materials, inventory, other goods, accounts, contract rights, rights to the payment of money, insurance refund claims and all other insurance claims and proceeds, tort claims, chattel paper, documents, instruments, securities and other investment property, deposit accounts, rights to proceeds of letters of credit and all general intangibles including, without limitation, all tax refund claims, license fees, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which any Company possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of such Company, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics (each of which terms has the meaning ascribed to in the Uniform Commercial Code, as in effect in the State of Connecticut) (collectively, the "COLLATERAL"); PROVIDED THAT notwithstanding the foregoing, such grant of security interest shall not extend to, and the term "Collateral" shall not include any cash and cash equivalents at any time owned by any Company.






                                                               [GRAPHIC OMITTED]


                       SUBORDINATION AND PLEDGE AGREEMENT

                                                                 October 5, 2000

Whereas, VERMONT PURE HOLDINGS, LTD., (f/k/a VP Merger Parent, Inc.), a Delaware corporation formerly named "VP Merger Parent, INC.", and whose principal executive office is located at Catamount Industrial Park, Route 66, Randolph, Vermont 05060 ("HOLDINGS"), CRYSTAL ROCK SPRING WATER COMPANY, a Connecticut corporation with an office at 1050 Buckingham Street, Watertown, Connecticut 06795 ("CRYSTAL ROCK"), PLATINUM ACQUISITION CORP., (f/k/a Vermont Pure Holdings, Ltd.), a Delaware corporation with an office at Catamount INDUSTRIAL PARK, ROUTE 66, RANDOLPH, VERMONT 05060 ("PLATINUM") and VERMONT PURE SPRINGS, INC., a Delaware corporation with an office at Catamount Industrial Park, Route 66, Randolph, Vermont 05060 ("VPS", and collectively with Holdings, Crystal Rock and Platinum, the "OBLIGORS ") are now indebted to PETER K. BAKER (the "SUBORDINATE LENDER") and may from time to time hereafter become indebted to the Subordinate Lender in further amounts; and

WHEREAS, Ross S. Rapaport, not individually but as Trustee of the Peter K. Baker Life Insurance Trust, The John B. Baker Insurance TRUST AND U/T/A DATED DECEMBER 16, 1991 F/B/O JOAN BAKER ET. AL. IS ACTING AS AGENT (THE "AGENT") for Subordinate Lender pursuant to certain of the Subordinated Loan Documents; and

WHEREAS, the Obligors have requested, and may from time to time hereafter request, WEBSTER BANK (the "BANK") to make or agree to make loans, extensions of credit or other financial accommodations to the Obligors (the "LOANS"); and

WHEREAS, the Bank, as a condition to the making or continuation of the Loans, has required the Subordinate Lender to execute and deliver this Subordination and Pledge Agreement (together with all schedules and any exhibits attached hereto and amendments or MOdifications hereto in effect from time to time, the "AGREEMENT").

NOW, THEREFORE, in order to induce the Bank to make, or continue to make the Loans and in consideration thereof, the Subordinate Lender agrees as follows:

A.  DEFINITIONS.    As used herein, the following terms shall have the following meanings:

1. AFFILIATE. The term "AFFILIATE" means Webster Financial Corporation and any of its direct and indirect affiliates and subsidiaries.

2. BANK COLLATERAL. The term "BANK COLLATERAL" means the personal property of the Obligors described in Schedule A and any other real or personal property of any of the Obligors in which the Bank or an Affiliate may hereafter be granted a security interest, mortgage interest or other similar interest.

3. COLLECTION ACTION. The term "COLLECTION ACTION" means to (i) exercise or enforce any rights or remedies or assert any claims against the Bank Collateral or Subordinated Lenders' Collateral; (ii) make any claim or commence or initiate any action, lawsuit, case or proceeding against any of the Obligors or join together or with any creditor other than, with its consent, the Bank in any action, lawsuit, case or proceeding against the Obligors (including, but not being limited to, proceedings under the Bankruptcy Code); (iii) contact any account of any of the Obligors or attach or take possession of any Bank Collateral or Subordinated Lenders' Collateral or exercise any right of foreclosure or any right or remedy with respect to any of the Obligors or the Bank Collateral or Subordinated Lenders' Collateral; or (iv) take any other action prejudicial to or inconsistent with the Bank's rights and first priority secured position with respect to the Obligors or the Bank Collateral, including, without limitation, that any action that will impede, interfere with, restrict, or restrain the exercise by the Bank of its rights and remedies under the Loan Documents or contest in any manner the perfection, priority or validity of any lien held by the Bank in any of the Bank Collateral.

4. EVENT OF DEFAULT. THE TERM "EVENT OF DEFAULT" shall mean an Event of Default under the Loan Agreement beyond any applicable grace and cure period.

5. FINANCIAL COVENANT DEFAULT. The term "FINANCIAL COVENANT DEFAULT" shall mean an Event of Default which results solely from the violation of any now existing or hereafter arising financial covenant contained in the Loan Agreement, including, by way of illustration, those specific financial covenants set forth in Sections 6.16, 6.17, 6.18, 6.19, and 6.20 of the Loan Agreement and any supplement, addition, modification or amendment to those specific financial covenants.

6. LIABILITIES. The term "LIABILITIES" means any and all obligations and indebtedness of every kind and description, now or hereafter existing, whether such debts or obligations are primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, contractual or tortious, arising by operation of law, by overdraft, or otherwise, including, without limitation, principal, interest, fees, late fees, expenses, attorneys' fees and costs, and/or allocated fees and costs of the Bank's in-house legal counsel, that have been or may hereafter be contracted or incurred.

7. LOAN AGREEMENT. The term "LOAN AGREEMENT" means that certain Loan and Security Agreement among the Obligors and Bank dated the date hereof, and any subsequent supplement, modification, renewal, extension or amendment thereto.

8. LOAN DOCUMENTS. The term "LOAN DOCUMENTS" means the Loan Agreement and all other credit accommodations, notes, loan agreements, and any other agreements and documents, now or hereafter existing, creating, evidencing, guarantying, securing or relating to any or all of the Senior Liabilities, together with all amendments, modifications, renewals, or extensions thereof.

9. NON-COVENANT DEFAULT. The term "NON-COVENANT DEFAULT" means an Event of Default other than a Financial Covenant Default.

10. OBLIGOR. The term "OBLIGOR" means the Holdings, Crystal Rock, Platinum, VPS and each and every other maker, endorser, guarantor, or surety of or for the Senior Liabilities.

11. SENIOR LIABILITIES. The term"SENIOR LIABILITIES" means all Liabilities of the Obligors to the Bank and/or to any of the Affiliates including, without limitation, any and all interest accruing on Senior Liabilities after the commencement of any proceedings referred to in paragraph B.5. hereof, notwithstanding any provision or rule of law which might restrict the rights of the Bank, as against the Obligors and/or anyone else, to collect such interest. For purposes of this Agreement, Senior Liabilities shall include all Liabilities of the Obligors to the Bank, notwithstanding any right or power of any of the Obligors and/or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such Senior Liabilities.

12.  SUBORDINATED   LENDERS'   COLLATERAL.   The  term  "SUBORDINATED   LENDERS"
     COLLATERAL" means the personal property of the Obligors more fully described in schedule B attached hereto.

13. SUBORDINATED LIABILITIES. The term "SUBORDINATED LIABILITIES" means all Liabilities of the Obligors to the Subordinate Lender, including, without limitation, all payments of principal and interest pursuant to that Subordinated Promissory Note dated the date of this Agreement from Holdings payable to the order of the Subordinated Lender in the original principal amount of $5,200,000.00 (the "SUBORDINATED NOTE") and that Guaranty dated the date of this Agreement from Platinum and VPS to Subordinate Lender Guarantying Payments due under the Subordinated Note (the "SUBORDINATE GUARANTY") but specifically excluding therefrom compensation from the Obligors to the Subordinate Lender presently contemplated pursuant to the existing employment agreement between any of the Obligors and the Subordinate Lender, as the compensation clauses thereof may be amended from time to time with the consent of the Bank, the normal reimbursement of expenses in the ordinary course of business and indemnification of claims arising solely from the Subordinate Lender's actions as an officer or director of any of the Obligors.

14. SUBORDINATED LOAN DOCUMENTS. The term "SUBORDINATED LOAN DOCUMENTS" means all credit accommodations, notes, loan agreements and any other agreements and documents, now or hereafter existing, creating, evidencing, guarantying,  securing  or  relating  to any  or  all  of the  Subordinated
     Liabilities, together with all amendments, modifications, renewals or extensions thereof.

B.  SUBORDINATION AND PLEDGE.

1.   SUBORDINATION TO SENIOR LIABILITIES.

(a) Except as hereinafter expressly set forth in this Agreement or as the Bank may hereafter otherwise expressly consent in writing, the payment of all Subordinated Liabilities shall be postponed and subordinated to the indefeasible payment in full of all Senior Liabilities, and no payments or other distributions whatsoever, including, without limitation, payments of interest in respect of any Subordinated Liabilities shall be made, nor shall any property or assets of the Borrower or other Obligor be applied to the purchase or other acquisition or retirement of any Subordinated Liabilities, nor given as collateral security to secure repayment of same.

(B) Notwithstanding the provisions in paragraph B.1(A) above, and subject to the other terms of this Agreement, the Subordinate Lender may be granted a security interest in the Subordinated Lenders' Collateral to secure the payments of principal and interest and other amounts due pursuant to the Subordinated Note.

(C) Notwithstanding the provisions of paragraph B.1(A) above, so long as no Event of Default exists and is continuing, and so long as no event exists and is continuing which, with the giving of notice or the passage of time or both, would constitute a Event of Default, the Obligors may make the following payments (including partial payments thereof), but only to the extent that the making of such payments would not result in a Financial Covenant Default: (i) regularly scheduled quarterly payments of interest under the Subordinated Note, at a rate not in excess of twelve per cent (12%) per annum, and past due regularly scheduled quarterly payments of interest under the Subordinated Note which were not paid when scheduled to be paid because of the terms of this Agreement, including interest at a rate not in excess of twelve per cent (12%) per annum on such past due amounts; and
               (ii) regularly scheduled principal payments, together with accrued but unpaid interest at a rate not in excess of twelve per cent (12%) per annum, in accordance with the terms of the Subordinated Note, commencing with the first regularly scheduled principal payment more than three years after the date of this Agreement and past due regularly scheduled principal payments under the Subordinated Note which were not paid when scheduled to be paid because of the terms of this Agreement, including interest at a rate not in excess of twelve per cent (12%) per annum on such past due amounts.

2. PLEDGE OF SUBORDINATED LOAN DOCUMENTS. In order to secure the due and punctual payment and performance of the Senior Liabilities, the Subordinate Lender hereby pledges, transfers, assigns, and grants to the Bank a continuing security interest in and lien upon the Subordinated Loan Documents. The Subordinate Lender has endorsed and delivered to the Bank physical possession of any of the Subordinated Loan Documents which are instruments, including the Subordinated Note and has executed Uniform Commercial Code financing statements and such other documents and/or instruments as may be necessary or convenient to perfect the security interests granted herein. Bank shall hold the Subordinated Note and any other Subordinated Loan Documents which are instruments delivered to the Bank as security for the due and punctual payment and performance of the Senior Liabilities and notwithstanding the possession of the Subordinated Note or such other Subordinated Loan Documents by the Bank, the Subordinate Lender shall be entitled to receive payments thereunder to the extent expressly permitted by the terms of this Agreement. Upon payment in full of the Senior Liabilities, the Bank will deliver to the Subordinate Lender in care of Peter K. Baker the Subordinated Note and any other Subordinated Loan Documents in its possession.

3. SUBORDINATION OF SECURITY INTEREST OF SUBORDINATED LIABILITIES. Any security interest now or hereafter held by the Subordinate Lender and granted by any of the Obligors to secure any of the Subordinated Liabilities, including the security interest described in paragraph B.1(B), is hereby immediately made subordinate, junior and postponed in priority and effect to the priority and effect of the security interest purported to be created by any of the Loan Documents, as if (and whether or not) the Bank's security interest had been perfected by possession, by timely filing of financing statements, or by any other means prior to the time the security interest with respect to the Subordinated Liabilities is perfected, and prior to the filing of any financing statements in connection with the Subordinated Liabilities. The Subordinate Lender agrees to execute and deliver to the Bank all instruments, including, without limitation, Forms UCC-3, subordinations of lien, and subordinations of mortgage which, in the reasonable opinion of the Bank, are necessary or convenient to effectuate the purposes of this paragraph and this Agreement.

4. FURTHER ASSURANCES OF PLEDGE OF SUBORDINATED LIABILITIES. The Subordinate Lender will (i) promptly notify the Bank of the creation of any Subordinated Liabilities and of the issuance of any promissory note or other instrument to evidence any Subordinated Liabilities;
          (ii) cause any Subordinated Liabilities which are not already evidenced by a promissory note or other instrument of the Obligors to be so evidenced; (iii) as collateral security for the Senior Liabilities, endorse, deliver and pledge to the Bank any and all promissory notes and/or other instruments evidencing Subordinated Liabilities, and otherwise assign and/or pledge to the Bank any or all Subordinated Liabilities and the Subordinated Loan Documents, all in a manner satisfactory to the Bank in its sole discretion, and (iv) promptly give the Bank written notice of any default by any Obligor under the Subordinated Note or any agreement securing Obligors' obligations under any of the other Subordinated Loan Documents.

          FURTHER ASSURANCES OF BANK. Bank will endeavor to deliver to the Subordinate Lender in care of Peter K. Baker prompt notice of any Event of Default or Financial Covenant Default under the Loan Agreement or any of the other Loan Documents of which the Bank becomes aware but the failure of the Bank to promptly deliver any such notice will not affect any of the rights or obligations of the parties under this Agreement.

    5. RIGHTS OF BANK TO COLLECT SUBORDINATED LIABILITIES. In the event of, and commencing with the date thereof, any dissolution, winding up, liquidation, reorganization or other similar proceedings relating to any Obligor or to any of their creditors, or to any of their property (whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of any Obligor, or any sale of all or substantially all of the assets of any Obligor, or otherwise), the Senior Liabilities shall first be paid in full before the Subordinate Lender shall be entitled to receive and/or to retain any payment or distribution in respect of the Subordinated Liabilities; provided that the Subordinate Lender shall be entitled to receive and retain any securities issued in connection with reorganization proceedings which are junior in right of repayment to the Senior Liabilities to the extent set forth herein, are treated as Subordinated Liabilities hereunder and are subject to all the provisions of this Agreement, and, in order to implement the foregoing (i) all payments and distributions of any kind or character in respect of the Subordinated Liabilities to which any of the Subordinate Lender would be entitled but for the provisions of this Agreement (other than such junior securities) will be made directly to the Bank; (ii) the Subordinate Lender shall promptly file a claim or claims, in the form required in such proceedings, for the full outstanding amount of the Subordinated Liabilities, and shall cause said claim or claims to be approved and all payments and other distributions in respect thereof (other than such junior securities) to be made directly to the Bank; (iii) the Subordinate Lender hereby irrevocably agrees that the Bank may, in its sole discretion, in the name of the Subordinate Lender or otherwise, demand, sue for, collect, receive, and receipt for any and all such payments or distributions, and file, prove, and vote or consent in any such proceedings with respect to, any and all claims of the Subordinate Lender relating to the Subordinated Liabilities; and (iv) the Subordinate Lender hereby ratifies all of the foregoing acts or omissions on the Bank's part or behalf and waives any claim, counterclaim or defense of the
          Subordinate Lender which may be alleged to arise from such acts or omissions.

    6. PROTECTION OF BANK'S RIGHTS IN SUBORDINATED LIABILITIES. In the event that the Subordinate Lender receives any payment or other distribution of any kind or character from any Obligor or any other source whatsoever in respect of any of the Subordinated Liabilities, other than as expressly permitted by the terms of this Agreement, such payment or other distribution shall be received in trust for the Bank and promptly turned over by the Subordinate Lender to the Bank. The Subordinate Lender will mark its books and records, and cause the Obligors to mark their books and records, so as to clearly indicate that the Subordinated Liabilities are subordinated in accordance with the terms of this Agreement, and will cause to be clearly inserted in any promissory note or other instrument which at any time evidences any of the Subordinated Liabilities a statement to the effect that the payment thereof is subordinated in accordance with the terms of this Agreement. The Subordinate Lender will execute such further documents and instruments and take such further action as the Bank may from time to time reasonably request to carry out the intent of this Agreement. The Subordinate Lender hereby irrevocably appoints the Bank its attorney in fact, said appointment being coupled with an interest, to execute such further documents and instruments and take such further action on behalf of the Subordinate Lender as the Bank may from time to time DEEM REASONABLE TO CARRY OUT THE INTENT OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, THE ACTIONS SET FORTH IN PARAGRAPH B.4. hereof.

    7.

          TREATMENT OF PAYMENT OF SUBORDINATED LIABILITIES. All payments and distributions received by the Bank in respect of the Subordinated Liabilities, to the extent received in or converted into cash, may be applied by the Bank first to the payment of any and all expenses (including attorneys' fees and disbursements and the allocated fees, expenses and cost of in-house counsel) paid or incurred by the Bank in enforcing this Agreement or in endeavoring to collect or realize upon any of the Subordinated Liabilities, and any balance thereof shall, solely as between the Subordinate Lender and the Bank, be applied by the Bank, in such order of application as the Bank may from time to time select, toward the payment of any of the Senior Liabilities remaining unpaid. As between the Obligors and any of their creditors, no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Senior Liabilities; and, notwithstanding any such payments or distributions received by the Bank in respect of the Subordinated Liabilities and so applied by the Bank toward the payment of the Senior Liabilities, the Subordinate Lender shall be subrogated to the then existing rights of the Bank, if any, in respect of the Senior Liabilities, only at such time as the Bank shall have received indefeasible payment of the full amount of the Senior Liabilities.

    8. WAIVERS. The Subordinate Lender hereby waives (i) any and all notice of the receipt and acceptance by the Bank of this Agreement; (ii) except as set forth in paragraph B.4, notice of the existence, incurrence, or non-payment of all or any of the Senior Liabilities;
          (iii) all diligence in collection or protection of or realization upon any of the Senior Liabilities or any security therefor; and (iv) any obligation with respect to the marshalling of assets by the Bank.

9.        PROHIBITION ON CHANGES IN SUBORDINATED LIABILITIES.

         (a) EXCEPT AS HEREIN SET FORTH IN PARAGRAPH B.9(B), the Subordinate Lender will not without the prior written consent of the Bank (i) cancel, waive, forgive, amend, modify, transfer or assign, or attempt to enforce or collect, or subordinate to any Liabilities other than the Senior Liabilities, any Subordinated Liabilities or any rights in respect thereof; (ii) convert any Subordinated Liabilities into stock or other securities in any of the Obligors; (iii) take any Collection Action; (iv) commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to any of the Obligors, or (v) take any other action prejudicial to or inconsistent with the Bank's rights and first priority secured position with respect to the Obligors, the Bank Collateral and collateral for the Senior Liabilities.

         (b) Notwithstanding the provisions of paragraph B.9(A), if any default has occurred under any of the Subordinated Loan Documents and such default has continued in existence for a period of one hundred eighty (180) consecutive days after the Subordinated Lenders have provided written notice of the existence of such default to the bank (the "STANDSTILL PERIOD"), the Subordinated Lender may proceed to take legal action against the Obligors for the sole purpose of obtaining a judgment against the Obligors; provided, however, at no time either before or after the expiration of the Standstill Period, may any Subordinated Lender take any action or Collection Action to enforce a security interest in, liquidate or otherwise receive payment from any collateral for the Senior Liabilities, including the Bank Collateral or Subordinated Lenders' Collateral, unless and until the Bank has been indefeasibly paid in full for all Senior Liabilities.

10. CONTINUING AGREEMENT. This Agreement shall in all respects be a continuing agreement and shall remain in full force and effect notwithstanding, without limitation, the death, incompetency or dissolution of the Subordinate Lender or that at any time or from time to time all Senior Liabilities may have been paid in full if any of the Loan Documents have not been terminated.

11. PERMITTED CHANGES IN SENIOR LIABILITIES. The Bank may, from time to time, whether before or after any discontinuance of this Agreement, at its sole discretion and without notice to the Subordinate Lender, take any or all of the following actions: (i) retain or obtain a security interest in any property to secure any of the Senior Liabilities; (ii) retain or obtain the primary or secondary obligation of any other
          Obligor or  Obligors  with  respect to any of the Senior  Liabilities;
          (iii) extend, renew (whether or not longer than the original period), alter or exchange any of the Senior Liabilities; (iv) release or compromise any obligation of any nature of any Obligor with respect to any of the Senior Liabilities; and, (v) release its security interest or lien in, allows its security interest or lien to be unperfected, surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Senior Liabilities, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any Obligor with respect to any such property.

12. DISPOSITION OF ASSETS. The Subordinate Lender agree that any disposition by the Bank of any collateral for the Senior Liabilities, whether by collection, sale, or other manner of liquidation, after an Event of Default under the Loan Documents, if conducted in a commercially reasonable manner, may not be challenged or contested by the Subordinate Lender on the grounds of commercial unreasonableness. The Subordinate Lender agrees that the Bank may use such means of collection and exercise such diligence with respect thereto as the Bank, in its sole discretion, deems appropriate under the circumstances and may enter into such compromise with and give such releases and acquittances to account debtors or other obligors of the Obligors' receivables as it determines in its sole discretion, without obtaining the agreement or concurrence of or giving notice to the Subordinate Lender and the Subordinate Lender hereby waive all right to require that its agreement or consent be obtained or that it be given notice. The Subordinate Lender further agrees that it will release its security interest on any collateral (including the Subordinated Lenders' Collateral) for the Senior Liabilities upon the sale or other disposition thereof at the request of the Bank, whether or not any proceeds therefrom will pay any of the Subordinated Liabilities.

C. REPRESENTATIONS AND WARRANTIES. The Subordinate Lender hereby represents and warrants that (i) the Subordinate Lender has the necessary power and capacity to make and perform this Agreement and such making and performance have been duly authorized by all necessary actions on the part of the Subordinate Lender; (ii) the making and performance by the Subordinate Lender of this Agreement does not and will not violate any provision of law or regulation or result in the breach of, or constitute a default or require any consent under, any indenture or other agreement or instrument to which it is a party or by which any of its properties may be bound; and
     (iii) this Agreement is the legal, valid and binding obligation of the Subordinate Lender, enforceable against the Subordinate Lender in accordance with its terms.

D. REMEDIES. Upon the occurrence of any Event of Default, or upon the breach of any representation, covenant or agreement in this Agreement by any Obligor or the Subordinate Lender, or in the event of the termination of this Agreement, all of the Senior Liabilities shall, without notice or demand, become immediately due and payable at the option of the Bank and the Bank may immediately, without further notice, resort to all of its rights and remedies herein, in any document (including the Loan Agreement and any of the Loan Documents) by and between the Bank and any Obligor, or in any in any instrument evidencing any obligation under any such document, at law or in equity. The Bank agrees that it shall proceed, to the extent commercially reasonable, against all the assets of the Obligors before liquidating the Subordinated Note.

E.   MISCELLANEOUS.

     1. REMEDIES CUMULATIVE; NO WAIVER. The rights, powers and remedies of the Bank provided in this Agreement and any of the Loan Documents are cumulative and not exclusive of any right, power or remedy provided by law or equity. No failure or delay on the part of the Bank in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

    2. NOTICES. Notices and communications under this Agreement shall be in writing and shall be given by (i) hand-delivery, (ii) first class mail (postage prepaid), or (iii) reliable overnight commercial courier (charges prepaid) to the addresses listed in this Agreement. Notice by overnight courier shall be deemed to have been given and received on the date scheduled for delivery. Notice by mail shall be deemed to have been given and received three (3) calendar days after the date first deposited in the United States Mail. Notice by hand-delivery shall be deemed to have been given and received upon delivery. A party may change its address by giving written notice to the other party as specified herein.

    3. COSTS AND EXPENSES. Whether or not the transactions contemplated by this Agreement or the Loan Documents are fully consummated, the Obligors shall promptly pay (or reimburse, as the Bank may elect) all costs and expenses which the Bank has incurred or may hereafter incur in connection with the negotiation, preparation, reproduction, interpretation, perfection, protection of collateral, administration and enforcement of this Agreement and the other Loan Documents, the collection of all amounts due under this Agreement and the other Loan Documents, and all amendments, modifications, consents or waivers, if any, to the Loan Documents. The Obligors' reimbursement obligations under this Paragraph shall survive any termination of this Agreement or any other Loan Document and are deemed part of the Senior Liabilities.

    4. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the substantive laws of the State of Connecticut without reference to conflict of laws principles.

    5. INTEGRATION; AMENDMENT. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.

    6. SUCCESSORS AND ASSIGNS. This Agreement (i) shall be binding upon the Subordinate Lender, the Obligors executing this Agreement and the Bank and, where applicable, their respective heirs, executors, administrators, successors and assigns, and (ii) shall inure to the benefit of the Subordinate Lender, the Obligors and the Bank and, where applicable, their respective heirs, executors, administrators, successors and permitted assigns; provided, however, that the

          Subordinate Lender and the Obligors may not assign their rights or obligations hereunder or any interest herein without the prior written consent of the Bank, and any such assignment or attempted assignment by the Subordinate Lender and/or any of the Obligors shall be void and of no effect with respect to the Bank. The Bank may from time to time sell or assign, in whole or in part, or grant participations in the Loans and/or the Agreement and/or the obligations evidenced thereby. The Subordinate Lender authorizes the Bank to provide information concerning the Subordinate Lender and the Obligors to any prospective purchaser, assignee or participant.

    7. SEVERABILITY AND CONSISTENCY. The illegality, unenforceability or inconsistency of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or any instrument or agreement required hereunder. The Loan Documents and this Agreement are intended to be consistent. However, in the event of any inconsistencies between and/or among this Agreement and any of the Loan Documents, such inconsistency shall not affect the validity or enforceability of this Agreement or any of the Loan Documents. In the event of any inconsistency or ambiguity in this Agreement or any of the Loan Documents, this Agreement and the Loan Documents shall not be construed against any one party but shall be interpreted consistent with the Bank's policies and procedures.

    8. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. The Subordinate Lender irrevocably appoints Rapaport & Ellenthal, P.C., 750 Summer Street, Stamford, CT 06901 as its attorneys upon whom may be served any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Agreement. If service of process cannot be delivered to the Subordinate Lender as specified by statute, the Subordinate Lender agrees that, with court approval, it may be served by regular or certified mail at the address set forth herein. The
        Subordinate Lender hereby consents and agrees that (i) any action or proceeding against it may be commenced and maintained in any court within the State of Connecticut or in the United States District Court for the District of Connecticut by service of process on Rapaport & Ellenthal and (ii) the courts of the State of Connecticut and the United States District Court for the District of Connecticut shall have jurisdiction with respect to the subject matter hereof and the person of the Subordinate Lender and the Subordinated Liabilities. The Subordinate Lender agrees that any action brought by the Subordinate Lender on account of this Agreement shall be commenced and maintained only in a court in the federal judicial district or county in which the Bank has its principal place of business in Connecticut.

9.       PREJUDGMENT REMEDIES.

        The Subordinate Lender hereby acknowledges that the transactions contemplated herein constitute commercial transactions. Pursuant to
        Section 52-278f of the Connecticut General Statutes, the Subordinate Lender hereby waives and relinquishes all rights to notice and hearing as provided in Sections 52-278a through 52-278g of said Connecticut General Statutes prior to the securing of any prejudgment remedy against the Subordinate Lender in connection with the Liabilities or any of the instruments or documents executed in connection herewith.

10.      PROVISIONS SOLELY FOR THE BENEFIT OF THE BANK.

        The provisions of this Agreement are solely to define the relative rights and obligations of the Bank and the Subordinate Lender, and no other person or entity, including, without limitation, any of the Obligors, shall have any rights hereunder or as a result of the provisions hereof.

11.       AGENT FOR SUBORDINATE LENDER.

         The Agent hereby agrees to be bound by the terms and provisions of this Agreement and agrees not to make any payment or distribution or to otherwise take any action which is contrary to the provisions of this Agreement.

12.      JUDICIAL PROCEEDINGS; WAIVERS.

        THE SUBORDINATE LENDER AND THE BANK ACKNOWLEDGE AND AGREE THAT (i) ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT OR INSTITUTED BY THE BANK, THE SUBORDINATE LENDER OR ANY SUCCESSOR OR ASSIGN OF THE BANK OR THE SUBORDINATE LENDER, ON OR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO, OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY AND EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY; (ii) EACH WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; AND (iii) THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND THE BANK WOULD NOT EXTEND CREDIT IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS AGREEMENT.

    IN WITNESS WHEREOF, the Subordinate Lender has executed and delivered to the Bank this Agreement, as of the day and year first above written.

WITNESSED BY:


-------------------------------------     --------------------------------------
                                          Name:    Peter K. Baker
                                          Address: 1050 Buckingham Street
                                                   Watertown, CT 06795
-------------------------------------


-------------------------------------      -------------------------------------
                                          Ross S. Rapaport, not individually but
                                          as Trustee  of the  Peter K. BakerLife
                                          Insurance  Trust,    The John B.Baker
                                          Insurance Trust and  u/t/a  dated
-------------------------------------     December 16,1991 f/b/o Joan Baker
                                          et. al., as Agent
                                          Address: 1050 Buckingham Street
                                                   Watertown, CT 06795


                                          WEBSTER BANK

------------------------------------      By:-----------------------------------
                                             Robert E. Teittinen
                                             Its Vice President
-----------------------------------          Address: 174 Bank Street
                                             Waterbury, CT 06702




STATE OF CONNECTICUT       )
                           ) ss: Hartford                        October _, 2000
COUNTY OF HARTFORD         )

Personally appeared Peter K. Baker, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed, before me.

                       Commissioner of the Superior Court

                                                     Notary Public
                                                     My Commission expires:

STATE OF CONNECTICUT       )
                           ) ss: Hartford                        October _, 2000
COUNTY OF HARTFORD         )

Personally appeared Ross S. Rapaport, not individually but as Trustee of the Peter K. Baker Life Insurance Trust, the John B. Baker Insurance Trust and U/T/A dated December 16, 1991 F/B/O Joan Baker et. al, as Agent, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed as Trustee and Agent, before me.

                       Commissioner of the Superior Court

                                                     Notary Public
                                                     My Commission expires:




STATE OF CONNECTICUT       )
                           ) ss: Hartford                        October _, 2000
COUNTY OF HARTFORD         )

Personally appeared Robert E. Teittinen, Vice President of Webster Bank, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed as such officer and the free act and deed of Webster Bank, before me.

                       Commissioner of the Superior Court

                                                     Notary Public
                                                     My Commission expires:

The Obligors signing below hereby acknowledge receipt of a copy of the foregoing Agreement, waive notice of acceptance thereof by the Bank, and agree to be bound by the terms and provisions thereof. The Obligors signing below further agree to make no payments or distributions, or grant any security interest, contrary to the terms and provisions of this Agreement and to do every other act and thing necessary or appropriate to carry out such terms and provisions. Upon the occurrence of any Event of Default, or upon the breach of any representation, covenant or agreement in this Agreement by any of the Obligors or the Subordinated Lender, or in the event of the termination of this Agreement, all of the Senior Liabilities shall, without notice or demand, become immediately due and payable at the option of the Bank and the Bank may immediately, without further notice, resort to all of its rights and remedies herein, in any document (including the Loan Agreement and any of the Loan Documents) by and between the Bank and any Obligor, or in any in any instrument evidencing any obligation under any such document, at law or in equity.

Dated: As of the 5th day of October, 2000

                                          VERMONT PURE HOLDINGS, LTD.
                                         (f/k/a VP Merger Parent, Inc.)


                                          By:-----------------------------------
                                             Name:     Timothy G. Fallon
                                             Title:    President
                                             Address:  Catamount Industrial Park
                                                       Route 66
                                                       Randolph, VT 05060


                                          CRYSTAL ROCK SPRING WATER COMPANY


                                          By:-----------------------------------
                                             Name:     John B. Baker
                                             Title:    President
                                             Address:  1050 Buckingham Street
                                                       Watertown, CT 06795

                                          PLATINUM ACQUISITION CORP.
                                          (f/k/a Vermont Pure Holdings, Ltd.)


                                          By:______________________
                                             Name:     Timothy G. Fallon
                                             Title:    President
                                             Address:  Catamount Industrial Park
                                                       Route 66
                                                       Randolph, VT 05060


                                          VERMONT PURE SPRINGS, INC.


                                          By:______________________
                                             Name:     Timothy G. Fallon
                                             Title:    President
                                             Address:  Catamount Industrial Park
                                                       Route 66
                                                       Randolph, VT 05060

                                   SCHEDULE A

                                 Bank Collateral

"Collateral" means Receivables, Inventory, Equipment, Patents, Trademarks, Investment Property, Additional Collateral, and the Premises.

"Additional Collateral" means (i) all General Intangibles (as such term is defined in the Uniform Commercial Code as in effect in Connecticut on the date of this Agreement) of every kind and description of the Obligors, including without limitation federal, state and local tax refund claims of all kinds, whether now existing or hereafter arising; (ii) all of Obligors' deposit accounts, whether now owned or hereafter created, wherever located; (iii) all monies, securities, instruments, cash and other property of Obligors and the proceeds thereof, now or hereafter held or received by, or in transit to, Lender from or for Obligors, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of Obligors' deposits (general or special, balances, sums, proceeds and credits of Obligors with Lender at any time existing); (iv) all interests in real property held or owned by Obligors, including all leasehold interests; (v) all rights under contracts and license agreements for water; (vi) all books, records, customer lists, ledger cards, computer programs, computer tapes, disks, printouts and records, and other property and general intangibles at any time evidencing or relating to any of the foregoing, whether now in existence or hereafter created; (vii) all other personal property and fixtures of the Obligors, whether now existing or hereafter arising or created; and all proceeds of the foregoing and all proceeds of any insurance on the foregoing.

"Equipment" means all Equipment, Farm Products and Fixtures (as such terms are defined in the Uniform Commercial Code as in effect in Connecticut on the date of this Agreement), including all machinery, equipment, furniture, fixtures, tools, parts, supplies and motor vehicles, now owned and hereafter acquired, by Debtor of whatsoever name, nature, kind or description, wherever located, and all additions and accessions thereto and replacements or substitutions therefor, and all proceeds thereof and all proceeds of any insurance thereon.

"Inventory" means all Inventory and Goods (as such terms are defined in the Uniform Commercial Code as in effect in Connecticut on the date of this Agreement) of whatsoever name, nature, kind or description now owned and hereafter acquired by Debtor, wherever located, including without limitation all contract rights with respect thereto and documents representing the same, all goods held for sale or lease or to be furnished under contracts of service, finished goods, raw materials, materials used or consumed by Debtor, parts, supplies, and all wrapping, packaging, advertising and shipping materials and any documents relating thereto, and all labels and other devices, names and marks affixed or to be affixed thereto for purposes of selling or of identifying the same or the seller or manufacturer thereof, and all right, title and interest of Debtor therein and thereto, and all proceeds of the foregoing and all proceeds of any insurance on the foregoing.

"Investment Property" means all investment property (as such term is defined in the Uniform Commercial Code as adopted in Connecticut on the date of this Agreement) of whatever type or nature now owned or hereafter acquired by the Debtor, including without limitation, all certificated securities, all uncertificated securities, all security entitlements, all security accounts, all commodity contracts, all commodity accounts and all financial assets of every type and nature and all rights thereto or therein, and all financial accounts of every type and nature and all rights thereto or therein, and all proceeds and products thereof, including without limitation, all insurance proceeds and fidelity bond proceeds related thereto.

"Patents" means all of Debtor's right, title and interest, present and future, in and to (a) all letters patent of the United States or any other country, all right, title and interest therein and thereto, and all registrations and recordings thereof, including without limitation applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States or any state thereof or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by Debtor; and (b) all reissues, continuations, continuations-in-part or extensions thereof and all licenses thereof; and all proceeds of the foregoing and all proceeds of any insurance on the foregoing.

"Premises" means the following real property owned by Debtor:

         Hedding Drive, Randolph, Vermont Chase Road, Randolph, Vermont Route 66 Factory, Randolph, Vermont North Randolph Road, Randolph, Vermont 20.0 acres, Route 66, Randolph, Vermont 5.0 acres, Route 66, Randolph, Vermont

"Receivables" means (i) all of Debtor's now owned and hereafter acquired, present and future, Accounts, Chattel Paper, Documents, Instruments, (as such terms are defined in the Uniform Commercial Code as in effect in Connecticut on the date of this Agreement) and contract rights, including without limitation all obligations to Debtor for the payment of money, whether arising out of Debtor's sale of goods or rendition of services or otherwise (all hereinafter called "Accounts") and all proceeds of the foregoing and all proceeds of any insurance on the foregoing; (ii) all of Debtor's rights, remedies, security and liens, in, to and in respect of the Accounts, present and future, including without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lien or secured party, guaranties or other contracts of suretyship with respect to the Accounts, deposits or other security for the obligation of any debtor or Debtor in any way obligated on or in connection with any Accounts, and credit and other insurance, and all proceeds of the foregoing and all proceeds of any insurance on the foregoing; and (iii) all of Debtor's right, title and interest, present and future, in, to and in respect of all goods relating to, or which by sale have resulted in, Accounts, including without limitation all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing any Accounts, and all returned, reclaimed or repossessed goods, and all proceeds of the foregoing and all proceeds of any insurance on the foregoing.

                                   SCHEDULE B

                         Subordinated Lender Collateral

         The following property, whether now existing or subsequently acquired, and all additions, substitutions, accessions, replacements, proceeds, and products thereof or thereto: all tangible and intangible assets and properties of each of Vermont Pure Holdings, Ltd., a Delaware corporation formerly named "VP Merger Parent, Inc.", Vermont Pure Springs, Inc., a Delaware corporation, Platinum Acquisition Corp., f/k/a Vermont Pure Holdings (each a "Company"), including without limitation all furniture, fixtures, equipment, raw materials, inventory, other goods, accounts, contract rights, rights to the payment of money, insurance refund claims and all other insurance claims and proceeds, tort claims, chattel paper, documents, instruments, securities and other investment property, deposit accounts, rights to proceeds of letters of credit and all general intangibles including, without limitation, all tax refund claims, license fees, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which any Company possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of such Company, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics (each of which terms has the meaning ascribed to in the Uniform Commercial Code, as in effect in the State of Connecticut) (collectively, the "COLLATERAL"); provided that notwithstanding the foregoing, such grant of security interest shall not extend to, and the term "Collateral" shall not include any cash and cash equivalents at any time owned by any Company.